UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 2000

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of December 2000 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 40 and 41 thereof (the "Partnership"), entered into various agreements relating to Springfield Metro, a Virginia limited partnership (the "Operating Partnership") on behalf of Series 40 and 41 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of July 2001 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Series 40 and 41 have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 40 investing 6.7493% and Series 41 investing 8.2492%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

The Operating Partnership owns a 347 unit apartment complex for families located at Springfield in Fairfax County, Virginia, which is known as Springfield Metro Apartments (the "Apartment Complex"). The Apartment Complex consists of 8 buildings containing 331 two-bedroom units and 16 three-bedroom units. Amenities include elevators, swimming pool, perimeter fencing, washer & dryer, community/exercise room, balconies, parking garages, and a playground. Construction of the Apartment Complex commenced in December 2000 and was completed in May 2002. 100% Occupancy was achieved in December 2002.

The Operating Partnership expects received permanent financing in the amount of $27,200,000 (the "Permanent Mortgage") from the Virginia Housing Development Authority. The Permanent Mortgage bears interest at 7.816% per annum payable over a 35-year amortization period and a 35-year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Springfield Metro, LC, (the "General Partner"). The principal of the General Partner is Robert Kettler, the original founder of KSI Management Corporation. Under his leadership, the firm has developed the largest planned communities in the Washington area. Kettler constructed retail outlets, remodeled many homes and apartment buildings, and developed custom home communities in Northwest Washington.

The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $10,646,690 to the Operating Partnership in 3 installments as follows:

    $8,517,352 (the "First Installment") on the latest of (i) the Admission Date, (ii) Tax Credit Set-Aside, (iii) Construction Mortgage Closing, or (iv) Permanent Mortgage Commitment;
    $1,064,669 plus an amount equal to interest accrued on the First Installment Bridge Loan (the "Second Installment") on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) State Designation, (iv) Bond Certification, (v) receipt by the Limited Partners of updated insurance certificates in form and substance reasonably satisfactory to the Special Limited Partners, evidencing that insurance is in effect as required in Section 6.5(c), (vi) receipt by the Limited Partners shown on a survey, in form and substance satisfactory to the Special Limited Partner, and (vii) insurance to the General Partners of a written determination by the Special Limited Partner that the Source and Cost Balance is met as provided in Section 6.11; and
    $1,064,669 (the "Third Installment") on the latest of (i) the Initial 100% Occupancy Date, (ii) Permanent Mortgage Commencement, (iii) receipt by the Limited Partners of a copy of the Partnership's owner's title insurance policy without the exception for the matters shown on a survey, as endorsed through Permanent Mortgage Commencement, with such policy, and endorsement in opinion of counsel to the Partnership concerning the Permanent Mortgage, including the non-recourse nature thereof, satisfactory to form and content and counsel to the Special Limited Partner.

The first and a portion of the second, with $429,451 remaining, Installments have been paid by the Partnership

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $13,336,700 in Tax Credits during the 11-year period commencing in 2001 of which 6.7493% ($13,002,349) will be allocated to Series 40 and 8.2492% ($11,001,711) will be allocated to Series 41 as the Investment Limited Partner of the Operating Partnership.

Series 40 and 41 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	80%	90%
Series 40%		%	%
Series 41%		%	%
Special Limited Partner	0%	0.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 40 and 41.

Series 40 and 41 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2001 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $10,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 6.12(c) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2001 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $57,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 6.12(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $6,073,110. The Development Fee, of which $4,973,009 shall be deferred, shall be due and payable only in accordance with Section 6.12(b) of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on December 31, 2011 from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Amended and Restated Agreement of Limited Partnership of the Operating Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: June 3, 2003

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President